Exhibit 10.3


                       SECOND AMENDMENT TO LEASE AGREEMENT

            THIS SECOND AMENDMENT TO LEASE AGREEMENT (this "Amendment") is made and entered into this 12 day of December, 2002 (the "Effective Date"), by and between TEXAS CORPORATE PROPERTIES, L.P., a Texas limited partnership ("Landlord"), and TENET HOSPITALS LIMITED, a Texas limited partnership ("Tenant"),

                                   WITNESSETH:

            WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated as of May 14, 1998 (the "Original Lease"), with respect to the lease of the office building commonly referred to as Galleria North, Tower I (the "Building");

            WHEREAS, the Original Lease was amended by that certain First Amendment to Lease Agreement dated December 7, 2000 (the Original Lease as amended shall hereafter be referred to as the "Lease"); and

            WHEREAS, Landlord and Tenant mutually desire to amend the Lease to modify certain provisions of the Lease as set forth herein but not otherwise.

            NOW THEREFORE, for and in consideration of Ten and No/Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Landlord and Tenant, intending to be and being legally bound, do hereby agree as follows:

            1. Defined Terms.

            All capitalized terms utilized herein and not defined herein shall have the meanings ascribed thereto in the Lease.

            2. Operating Expenses.

            (a) Effective as of the Effective Date, Section 2.4(a)(i) of the Lease shall be deleted in its entirety and the following shall be substituted in lieu thereof:

            "Wages and salaries, including without limitation, taxes, insurance, burdens and benefits, of all employees (whether located within the Project, elsewhere within the Complex or within a one (1) mile radius of the Complex) engaged in operations, maintenance or access control of the Project (excluding, however, officers of the building management company [but including the on-site or off-site senior property manager, even if an officer of the building management company], employees senior to the senior property manager and personnel engaged solely in the development and/or leasing of the Project), and a reasonable allocation of the wages and salaries, including without limitation, taxes, insurance, burdens and benefits of Landlord's accounting personnel and other employees not solely engaged in operations, maintenance or access control of the Project, whether or not located on-site. As of the Effective Date, Landlord anticipates that the on-site positions for the Project are as set forth in Exhibit P; however, in no event shall such schedule be binding on Landlord."

            (b) Effective as of the Effective Date, Section 2.4(a)(viii) of the Lease shall be deleted in its entirety and the following shall be substituted in lieu thereof:

            "General and administrative management costs (excluding salaries and benefits excluded in clause (i) above), central accounting costs, costs of annual audits of the Project operating costs by certified public accountants, legal costs, and costs payable with respect to the management office (whether such office is located within the Project, elsewhere within the Complex or within a one (1) mile radius of the Complex), including, without limitation, rent costs to the extent they do not exceed fair market rental for the term of any such lease at the time entered into but excluding any costs allocable to a Project leasing office; provided, however, in the event such management office additionally serves other buildings within the Complex, Operating Expenses shall include only a reasonable allocation of the operating expenses payable with respect to such management office."

            3. Brokerage Commissions.

            Landlord and Tenant hereby warrant and represent that it has not dealt with any brokers or intermediaries entitled to any compensation in connection with this Amendment. Each party hereby agrees to hold the other party, its partners and representatives harmless from any and all claims, liabilities, costs and expenses (including reasonable attorneys' fees) arising from any claim for any commissions or other fees by any broker or agent acting or purporting to have acted on behalf of such party.

            4. Full Force and Effect.

            In the event any of the terms of the Lease conflict with the terms of this Amendment, the terms of this Amendment shall control. Except as amended hereby, all terms and conditions of the Lease shall remain in full force and effect, and Landlord and Tenant hereby ratify and confirm the Lease as amended hereby. The Lease, as amended herein, constitutes the entire agreement between the parties hereto and no further modification of the Lease shall be binding unless evidenced by an agreement in writing signed by Landlord and Tenant.

                      [END OF PAGE; SIGNATURE PAGE FOLLOWS]


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            EXECUTED on the day and year set forth above.

                                    LANDLORD:

                                    TEXAS CORPORATE PROPERTIES, L.P.,
                                    a Texas limited partnership

                                    By:   Texas Corporate Properties GP, LLC,
                                          its general partner

                                          By:   Hines Corporate Properties, LLC,
                                                its sole member

                                                By:   /s/ Charles Hazen
                                                      -----------------
                                                      Charles Hazen
                                                      President

                                    TENANT:

                                    TENET HOSPITALS LIMITED, a Texas limited partnership

                                    By:   Tenet HealthSystem Hospitals, Inc.,
                                          a Delaware corporation

                                          By:   /s/ Lawrence G. Hixon
                                                ---------------------
                                                Lawrence G. Hixon
                                                Vice President


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